Exhibit 99.2

Second Quarter 2021 Earnings Results

Quarterly Financial Supplement	Page

Consolidated Financial Summary	1
Consolidated Financial Metrics, Ratios and Statistical Data	2
Consolidated and U.S. Bank Supplemental Financial Information	3
Consolidated Average Common Equity and Regulatory Capital Information	4
Institutional Securities Income Statement Information, Financial Metrics and Ratios	5
Wealth Management Income Statement Information, Financial Metrics and Ratios	6
Wealth Management Financial Information and Statistical Data	7
Investment Management Income Statement Information, Financial Metrics and Ratios	8
Investment Management Financial Information and Statistical Data	9
Consolidated Loans and Lending Commitments	10
Consolidated Loans and Lending Commitments Allowance for Credit Losses	11
Definition of U.S. GAAP to Non-GAAP Measures	12
Definitions of Performance Metrics and Terms	13 - 14
Supplemental Quantitative Details and Calculations	15 - 16
Legal Notice	17

Comparisons to current and certain prior periods are impacted by the financial results of  E*TRADE Financial Corporation (E*TRADE) and Eaton Vance Corp. (Eaton Vance) reported in the Wealth Management segment and Investment Management segment, respectively. The Firm's 2021 earnings results reflect the completed acquisitions of E*TRADE, which closed on October 2, 2020 and Eaton Vance, which closed on March 1, 2021.

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change
Net revenues
Institutional Securities	$7,092	$8,577	$8,199	(17%)	(14%)	$15,669	$13,377	17%
Wealth Management	6,095	5,959	4,704	2%	30%	12,054	8,760	38%
Investment Management	1,702	1,314	886	30%	92%	3,016	1,578	91%
Intersegment Eliminations	(130)	(131)	(129)	1%	(1%)	(261)	(276)	5%
Net revenues	$14,759	$15,719	$13,660	(6%)	8%	$30,478	$23,439	30%

Provision for credit losses	$73	$(98)	$239	*	(69%)	$(25)	$646	*

Non-interest expenses
Institutional Securities	$4,524	$5,299	$4,989	(15%)	(9%)	$9,823	$8,829	11%
Wealth Management	4,456	4,364	3,540	2%	26%	8,820	6,522	35%
Investment Management	1,272	944	670	35%	90%	2,216	1,219	82%
Intersegment Eliminations	(132)	(134)	(133)	1%	1%	(266)	(278)	4%
Non-interest expenses (1)	$10,120	$10,473	$9,066	(3%)	12%	$20,593	$16,292	26%

Income before taxes
Institutional Securities	$2,498	$3,371	$2,993	(26%)	(17%)	$5,869	$3,943	49%
Wealth Management	1,636	1,600	1,142	2%	43%	3,236	2,197	47%
Investment Management	430	370	216	16%	99%	800	359	123%
Intersegment Eliminations	2	3	4	(33%)	(50%)	5	2	150%
Income before taxes	$4,566	$5,344	$4,355	(15%)	5%	$9,910	$6,501	52%

Net Income applicable to Morgan Stanley
Institutional Securities	$1,904	$2,601	$2,186	(27%)	(13%)	$4,505	$2,943	53%
Wealth Management	1,264	1,242	853	2%	48%	2,506	1,717	46%
Investment Management	341	275	154	24%	121%	616	232	166%
Intersegment Eliminations	2	2	3	--	(33%)	4	2	100%
Net Income applicable to Morgan Stanley	$3,511	$4,120	$3,196	(15%)	10%	$7,631	$4,894	56%
Earnings applicable to Morgan Stanley common shareholders	$3,408	$3,982	$3,047	(14%)	12%	$7,390	$4,637	59%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change

Financial Metrics:

Earnings per basic share	$1.88	$2.22	$1.98	(15%)	(5%)	$4.10	$3.00	37%
Earnings per diluted share	$1.85	$2.19	$1.96	(16%)	(6%)	$4.04	$2.96	36%

Return on average common equity	13.8%	16.9%	15.7%			15.3%	12.2%
Return on average tangible common equity	18.6%	21.1%	17.8%			19.8%	13.9%

Book value per common share	$54.04	$52.71	$49.57			$54.04	$49.57
Tangible book value per common share	$40.12	$38.97	$43.68			$40.12	$43.68

Excluding integration-related expenses (1)
Adjusted earnings per diluted share	$1.89	$2.22	$1.96	(15%)	(4%)	$4.11	$2.96	39%
Adjusted return on average common equity	14.1%	17.1%	15.7%			15.6%	12.2%
Adjusted return on average tangible common equity	19.0%	21.4%	17.8%			20.1%	13.9%

Financial Ratios:

Pre-tax profit margin	31%	34%	32%			33%	28%
Compensation and benefits as a % of net revenues	44%	43%	44%			43%	44%
Non-compensation expenses as a % of net revenues	25%	23%	22%			24%	25%
Firm expense efficiency ratio	69%	67%	66%			68%	70%
Firm expense efficiency ratio excluding integration-related expenses (1)	68%	66%	66%			67%	70%
Effective tax rate	23.1%	22.0%	25.7%			22.5%	22.8%

Statistical Data:

Period end common shares outstanding (millions)	1,834	1,869	1,576	(2%)	16%
Average common shares outstanding (millions)
Basic	1,814	1,795	1,541	1%	18%	1,804	1,548	17%
Diluted	1,841	1,818	1,557	1%	18%	1,829	1,565	17%

Worldwide employees	71,826	70,975	61,596	1%	17%

Notes:
-	For the quarters ended June 30, 2021 and March 31, 2021, Firm results include pre-tax integration-related expenses of $90 million and $75 million ($69 million and $58 million after‐tax) respectively, reported in the Wealth Management and Investment Management business segments. The six months ended June 30, 2021 results include pre-tax integration-related expenses of $165 million ($127 million after‐tax).
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change

Consolidated Balance sheet

Total assets	$1,161,805	$1,158,772	$975,363	--	19%
Loans (1)	$181,204	$171,812	$150,723	5%	20%
Deposits	$320,358	$323,138	$236,849	(1%)	35%
Liquidity resources	$343,776	$353,304	$301,407	(3%)	14%
Long-term debt outstanding	$218,604	$208,267	$202,238	5%	8%
Maturities of long-term debt outstanding (next 12 months)	$16,891	$18,976	$20,076	(11%)	(16%)

Common equity	$99,120	$98,509	$78,125	1%	27%
Less: Goodwill and intangible assets	(25,527)	(25,681)	(9,286)	(1%)	175%
Tangible common equity	$73,593	$72,828	$68,839	1%	7%

Preferred equity	$7,750	$7,750	$8,520	--	(9%)

U.S. Bank Supplemental Financial Information
Total assets	$357,488	$357,217	$263,934	--	35%
Loans	$167,628	$157,354	$136,613	7%	23%
Investment securities portfolio (2)	$136,218	$149,423	$92,270	(9%)	48%
Deposits	$318,689	$321,630	$235,959	(1%)	35%

Regional revenues
Americas	$10,885	$11,191	$9,950	(3%)	9%	$22,076	$16,838	31%
EMEA (Europe, Middle East, Africa)	2,093	2,159	2,109	(3%)	(1%)	4,252	3,306	29%
Asia	1,781	2,369	1,601	(25%)	11%	4,150	3,295	26%
Consolidated net revenues	$14,759	$15,719	$13,660	(6%)	8%	$30,478	$23,439	30%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change

Average Common Equity
Institutional Securities	$43.5	$43.5	$42.8	--	2%	$43.5	$42.8	2%
Wealth Management	28.6	28.5	18.2	--	57%	28.6	18.2	57%
Investment Management	10.7	4.4	2.6	143%	*	7.1	2.6	173%
Parent	16.0	17.9	14.0	(11%)	14%	17.1	12.4	38%
Firm	$98.8	$94.3	$77.6	5%	27%	$96.3	$76.0	27%

Regulatory Capital

Common Equity Tier 1 capital	$76.8	$76.2	$68.7	1%	12%
Tier 1 capital	$84.6	$84.1	$77.4	1%	9%

Standardized Approach
Risk-weighted assets	$461.1	$455.1	$415.5	1%	11%
Common Equity Tier 1 capital ratio	16.7%	16.7%	16.5%
Tier 1 capital ratio	18.4%	18.5%	18.6%

Advanced Approach
Risk-weighted assets	$434.0	$438.8	$427.0	(1%)	2%
Common Equity Tier 1 capital ratio	17.7%	17.4%	16.1%
Tier 1 capital ratio	19.5%	19.2%	18.1%

Leverage-based capital
Tier 1 leverage ratio	7.4%	7.5%	8.1%
Supplementary Leverage Ratio (1)	5.9%	6.7%	7.3%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change
Revenues:

Advisory	$664	$480	$462	38%	44%	$1,144	$824	39%
Equity	1,072	1,502	882	(29%)	22%	2,574	1,218	111%
Fixed income	640	631	707	1%	(9%)	1,271	1,153	10%
Underwriting	1,712	2,133	1,589	(20%)	8%	3,845	2,371	62%
Investment banking	2,376	2,613	2,051	(9%)	16%	4,989	3,195	56%

Equity	2,827	2,875	2,627	(2%)	8%	5,702	5,076	12%
Fixed income	1,682	2,966	3,041	(43%)	(45%)	4,648	5,103	(9%)
Other	207	123	480	68%	(57%)	330	3	*

Net revenues	7,092	8,577	8,199	(17%)	(14%)	15,669	13,377	17%

Provision for credit losses	70	(93)	217	*	(68%)	(23)	605	*

Compensation and benefits	2,433	3,114	2,952	(22%)	(18%)	5,547	4,766	16%
Non-compensation expenses	2,091	2,185	2,037	(4%)	3%	4,276	4,063	5%
Total non-interest expenses	4,524	5,299	4,989	(15%)	(9%)	9,823	8,829	11%

Income before taxes	2,498	3,371	2,993	(26%)	(17%)	5,869	3,943	49%
Net income applicable to Morgan Stanley	$1,904	$2,601	$2,186	(27%)	(13%)	$4,505	$2,943	53%

Pre-tax profit margin	35%	39%	37%			37%	29%
Compensation and benefits as a % of net revenues	34%	36%	36%			35%	36%
Non-compensation expenses as a % of net revenues	29%	25%	25%			27%	30%

Return on Average Common Equity	17%	23%	19%			20%	13%
Return on Average Tangible Common Equity (1)	17%	23%	20%			20%	13%

Trading VaR (Average Daily 95% / One-Day VaR)	$48	$69	$60

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change
Revenues:
Asset management	$3,447	$3,191	$2,507	8%	37%	$6,638	$5,187	28%
Transactional	1,172	1,228	1,075	(5%)	9%	2,400	1,474	63%
Net interest income	1,255	1,385	1,030	(9%)	22%	2,640	1,926	37%
Other	221	155	92	43%	140%	376	173	117%
Net revenues	6,095	5,959	4,704	2%	30%	12,054	8,760	38%

Provision for credit losses	3	(5)	22	*	(86%)	(2)	41	*

Compensation and benefits	3,275	3,170	2,729	3%	20%	6,445	4,941	30%
Non-compensation expenses	1,181	1,194	811	(1%)	46%	2,375	1,581	50%
Total non-interest expenses (1)	4,456	4,364	3,540	2%	26%	8,820	6,522	35%

Income before taxes	1,636	1,600	1,142	2%	43%	3,236	2,197	47%
Net income applicable to Morgan Stanley	$1,264	$1,242	$853	2%	48%	$2,506	$1,717	46%

Pre-tax profit margin	27%	27%	24%			27%	25%
Pre-tax profit margin excluding integration-related expenses	28%	28%	24%			28%	25%
Compensation and benefits as a % of net revenues	54%	53%	58%			53%	56%
Non-compensation expenses as a % of net revenues	19%	20%	17%			20%	18%

Return on Average Common Equity	17%	17%	18%			17%	18%
Return on Average Tangible Common Equity (2)	37%	36%	32%			36%	32%

Notes:
-	For the quarters ended June 30, 2021 and March 31, 2021, Wealth Management's results include pre-tax integration-related expenses of $60 million and $64 million ($46million and $49 million after-tax), respectively. The six months ended June 30, 2021 results include pre-tax integration-related expenses of $124 million ($95 million after-tax).
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020

Wealth Management Metrics

Total client assets	$4,546	$4,231	$2,661	7%	71%
Net new assets	$71.2	$104.9	$20.4	(32%)	*
U.S. Bank loans	$114.7	$104.9	$85.2	9%	35%
Margin and other lending (1)	$27.0	$26.6	$8.9	2%	*
Deposits (2)	$319	$322	$236	(1%)	35%
Weighted average cost of deposits	0.16%	0.18%	0.44%

Advisor-led channel

Advisor-led client assets	$3,553	$3,349	$2,575	6%	38%

Fee-based client assets	$1,680	$1,574	$1,236	7%	36%
Fee-based asset flows	$33.7	$37.2	$11.1	(9%)	*
Fee-based assets as a % of advisor-led client assets	47%	47%	48%

Self-directed channel

Self-directed assets	$993	$882	$86	13%	*
Daily average revenue trades (000's)	1,042	1,619	6	(36%)	*
Self-directed households (millions)	7.4	7.2	1.5	3%	*

Workplace channel

Workplace unvested assets	$480	$461	$135	4%	*
Number of participants (millions)	5.2	5.1	2.7	2%	93%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change
Revenues:
Asset management and related fees	$1,418	$1,103	$684	29%	107%	$2,521	$1,349	87%
Performance-based income and other	284	211	202	35%	41%	495	229	116%
Net revenues	1,702	1,314	886	30%	92%	3,016	1,578	91%

Compensation and benefits	715	514	354	39%	102%	1,229	611	101%
Non-compensation expenses	557	430	316	30%	76%	987	608	62%
Total non-interest expenses (1)	1,272	944	670	35%	90%	2,216	1,219	82%

Income before taxes	430	370	216	16%	99%	800	359	123%
Net income applicable to Morgan Stanley	$341	$275	$154	24%	121%	$616	$232	166%

Pre-tax profit margin	25%	28%	24%			27%	23%
Pre-tax profit margin excluding integration-related expenses	27%	29%	24%			28%	23%
Compensation and benefits as a % of net revenues	42%	39%	40%			41%	39%
Non-compensation expenses as a % of net revenues	33%	33%	36%			33%	39%

Return on Average Common Equity	13%	25%	23%			17%	18%
Return on Average Tangible Common Equity (2)	172%	88%	36%			117%	27%

Notes:
-	For the quarters ended June 30, 2021 and March 31, 2021, Investment Management's results include pre-tax integration-related expenses of $30 million and $11 million ($23 million and $9 million after-tax), respectively. The six months ended June 30, 2021 results include pre-tax integration-related expenses of $41 million ($32 million after-tax).
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$2.7	$7.8	$9.0	(65%)	(70%)	$10.5	$10.6	(1%)
Fixed Income	3.0	3.9	4.4	(23%)	(32%)	6.9	5.7	21%
Alternatives and Solutions	7.8	4.6	2.0	70%	*	12.4	5.8	114%
Long-Term Net Flows	13.5	16.3	15.4	(17%)	(12%)	29.8	22.1	35%

Liquidity and Overlay Services	35.0	25.9	20.7	35%	69%	60.9	71.3	(15%)

Total net flows	$48.5	$42.2	$36.1	15%	34%	$90.7	$93.4	(3%)

Assets under management or supervision by asset class (2)
Equity	$404	$371	$168	9%	140%
Fixed Income	207	201	84	3%	146%
Alternatives and Solutions	445	418	145	6%	*
Long‐Term Assets Under Management or Supervision	1,056	990	397	7%	166%

Liquidity and Overlay Services	468	429	268	9%	75%

Total Assets Under Management or Supervision	$1,524	$1,419	$665	7%	129%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2021	Mar 31, 2021	Jun 30, 2020	Mar 31, 2021	Jun 30, 2020

Institutional Securities

Loans:
Corporate	$11.6	$16.8	$19.0	(31%)	(39%)
Secured lending facilities	32.7	29.6	28.9	10%	13%
Commercial and residential real estate	11.4	10.5	10.2	9%	12%
Securities-based lending and other	9.9	8.8	6.9	13%	43%

Total Loans	65.6	65.7	65.0	--	1%

Lending Commitments	124.9	118.8	98.5	5%	27%

Institutional Securities Loans and Lending Commitments	$190.5	$184.5	$163.5	3%	17%

Wealth Management

Loans:
Securities-based lending and other	$75.8	$68.1	$53.1	11%	43%
Residential real estate	38.9	36.8	32.1	6%	21%

Total Loans	114.7	104.9	85.2	9%	35%

Lending Commitments	14.4	14.0	14.4	3%	--

Wealth Management Loans and Lending Commitments	$129.1	$118.9	$99.6	9%	30%

Consolidated Loans and Lending Commitments (1)	$319.6	$303.4	$263.1	5%	21%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of June 30, 2021
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q2 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$4,724	$199	4.2%	$(39)
Secured lending facilities	28,217	177	0.6%	51
Commercial and residential real estate	6,707	194	2.9%	0
Other	586	9	1.5%	0
Institutional Securities - HFI	$40,234	$579	1.4%	$12

Wealth Management - HFI	114,794	108	0.1%	4

Held For Investment	$155,028	$687	0.4%	$16

Held For Sale	11,696

Fair Value	14,302

Total Loans	181,026	687		16

Lending Commitments	139,257	412	0.3%	57

Consolidated Loans and Lending Commitments	$320,283	$1,099		$73

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2020.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy.  These measures are calculated as follows:

	-	Earnings per diluted share excluding integration-related expenses represents net income applicable to Morgan Stanley, adjusted for the impact of the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance, less preferred dividends divided by the average number of diluted shares outstanding.
	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding integration-related expenses are adjusted in both the numerator and the denominator to exclude the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance.

-
Segment return on average common equity and return on average tangible common equity represent full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment. The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
	-	Pre-tax profit margin excluding integration-related expenses represents income before income taxes less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as percentages of net revenues.
	-	The Firm expense efficiency ratio excluding integration-related expenses represents total non‐interest expenses less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, E*TRADE Bank, and E*TRADE Savings Bank, and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 23 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2020 (2020 Form 10-K).

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(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Firm has made updates to its required capital framework for 2021 and continues to evaluate with respect to the impact of evolving regulatory requirements, as appropriate.  For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2020 Form 10‐K.

(b)
The Firm's risk‐based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2020 Form 10‐K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)
Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.

(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2020 Form 10-K.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)	Net new assets represent client inflows, including dividends and interest, less client outflows, and exclude activity from business combinations/divestitures and the impact of fees and commissions.
(b)
Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities-based lending on non‐bank entities.

(c)
Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on the U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits.

(d)	Weighted average cost of deposits represents the annualized weighted average cost of deposits as of periods ended June 30, 2021, March 31, 2021 and June 30, 2020.
(e)	Advisor-led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(f)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(g)
Fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee-based asset flows, see Fee-based client assets in the 2020 Form 10-K.

(h)	Self-directed assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(i)	Daily average revenue trades (DARTs) represent the total self-directed trades in a period divided by the number of trading days during that period.
(j)
Self-directed households represent the total number of households that include at least one account with self-directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels will be included in each of the respective channel counts.

(k)
The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Workplace unvested assets represent the market value of public company securities at the end of the period.

(l)	Workplace participants represent total accounts with vested and/or unvested assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)
Asset management and related fees represents management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on the Firm’s consolidated income statement.

(b)
Performance-based income and other includes performance-based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance-based income and other represents investments, investment banking, trading, net interest and other revenues as reported on the Firm’s consolidated income statement.

(c)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)
Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.

(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.

(d)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

Page 1:
(1)	The Firm non-interest expenses by category are as follows:

	2Q21	1Q21	2Q20	2Q21 YTD	2Q20 YTD
Compensation and benefits	$6,423	$6,798	$6,035	$13,221	$10,318

Non-compensation expenses:
Brokerage, clearing and exchange fees	795	910	716	1,705	1,456
Information processing and communications	765	733	589	1,498	1,152
Professional services	746	624	535	1,370	984
Occupancy and equipment	414	405	365	819	730
Marketing and business development	146	146	63	292	195
Other	831	857	763	1,688	1,457
Total non-compensation expenses	3,697	3,675	3,031	7,372	5,974

Total non-interest expenses	$10,120	$10,473	$9,066	$20,593	$16,292

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(1)	For the quarters ended June 30, 2021 and March 31, 2021, Firm results include pre-tax integration-related expenses of $90 million and $75 million ($69 million and $58 million after-tax) respectively, reported in the Wealth Management and Investment Management business segments. The six months ended June 30, 2021 results include pre-tax integration-related expenses of $165 million ($127 million after-tax). The following sets forth the impact of the integration-related expenses to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	2Q21	1Q21	2Q21 YTD
Earnings per diluted share - GAAP	$1.85	$2.19	$4.04
Impact of adjustments	0.04	0.03	0.07
Earnings per diluted share excluding integration-related expenses - Non-GAAP	$1.89	$2.22	$4.11

Return on average common equity - GAAP	13.8%	16.9%	15.3%
Impact of adjustments	0.3%	0.2%	0.3%
Return on average common equity excluding integration-related expenses - Non-GAAP	14.1%	17.1%	15.6%

Return on average tangible common equity - GAAP	18.6%	21.1%	19.8%
Impact of adjustments	0.4%	0.3%	0.3%
Return on average tangible common equity excluding integration-related expenses - Non-GAAP	19.0%	21.4%	20.1%

Firm expense efficiency ratio - GAAP	68.6%	66.6%	67.6%
Impact of adjustments	(0.6)%	(0.5)%	(0.6)%
Firm expense efficiency ratio excluding integration-related expenses - Non-GAAP	68.0%	66.1%	67.0%

Page 3:
(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of June 30, 2021, March 31, 2021 and June 30, 2020, the U.S. Bank investment securities portfolio included held to maturity investment securities of $62.8 billion, $64.6 billion and $28.5 billion, respectively.

Page 4:
(1)	Based on a Federal Reserve interim final rule that was in effect until March 31, 2021, our SLR and supplementary leverage exposure as of March 31, 2021 and June 30, 2020 reflects the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks. The exclusion of these assets had the effect of increasing our SLR by 0.7% and 0.9% as of March 31, 2021 and June 30, 2020, respectively.

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(1)	Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q21: $603mm; 1Q21: $603mm; 2Q20: $484mm; 2Q21 YTD: $603mm; 2Q20 YTD: $484mm

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(1)	For the quarters ended June 30, 2021 and March 31, 2021 and six months ended June 30, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of E*TRADE are as follows:

	2Q21	1Q21	2Q21 YTD
Compensation expenses	$9	$30	$39
Non-compensation expenses	51	34	85
Total non-interest expenses	$60	$64	$124
Income tax provision	14	15	29
Total non-interest expenses (after-tax)	$46	$49	$95

(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q21: $15,270mm; 1Q21: $15,101mm; 2Q20: $7,802mm; 2Q21 YTD: $15,173mm; 2Q20 YTD: $7,802mm

Page 7:
(1)	Wealth Management other lending includes $3 billion of non-purpose securities based lending on non-bank entities in each period ended June 30, 2021, March 31, 2021 and June 30, 2020.
(2)	For the quarters ended June 30, 2021 and March 31, 2021, Wealth Management deposits of $319 billion and $322 billion, respectively, exclude off-balance sheet deposits of $8 billion in each period, respectively, held by third parties outside of Morgan Stanley. Total deposits details are as follows:

	2Q21	1Q21
Brokerage sweep deposits	$257	$253
Other deposits	62	68
Total balance sheet deposits	319	322
Off-balance sheet deposits	8	8
Total deposits	$327	$330

Supplemental Quantitative Details and Calculations

Page 8:
(1)	For the quarters ended June 30, 2021 and March 31, 2021 and six months ended June 30, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of Eaton Vance are as follows:

	2Q21	1Q21	2Q21 YTD
Compensation expenses	$16	$3	$19
Non-compensation expenses	14	8	22
Total non-interest expenses	$30	$11	$41
Income tax provision	7	2	9
Total non-interest expenses (after-tax)	$23	$9	$32

(2)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 2Q21: $9,924mm; 1Q21: $3,174mm; 2Q20: $932mm; 2Q21 YTD: $6,067mm; 2Q20 YTD: $932mm

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(1)
Net Flows by region for the quarters ended June 30, 2021, March 31, 2021 and June 30, 2020 were:
North America: $40.5 billion, $35.0 billion and $17.7 billion
International: $8.0 billion, $7.2 billion and $18.4 billion

(2)
Assets under management or supervision by region for the quarters ended June 30, 2021, March 31, 2021 and June 30, 2020 were:
North America: $1,142 billion, $1,058 billion and $397 billion
International: $382 billion, $361 billion and $268 billion

Page 10:
(1)	For the quarters ended June 30, 2021, March 31, 2021 and June 30, 2020, Investment Management reflected loan balances of $865 million, $1,132 million and $522 million, respectively.

Page 11:
(1)	For the quarter ended June 30, 2021, the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - March 31, 2021	$671	$91	$762
Net Charge Offs	(92)	-	(92)
Provision	12	4	16
Other (1)	(12)	13	1
Ending Balance - June 30, 2021	$579	$108	$687

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - March 31, 2021	$350	$4	$354
Net Charge Offs	-	-	-
Provision	58	(1)	57
Other (1)	(11)	12	1
Ending Balance - June 30, 2021	$397	$15	$412

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - March 31, 2021	$1,021	$95	$1,116
Net Charge Offs	(92)	-	(92)
Provision	70	3	73
Other (1)	(23)	25	2
Ending Balance - June 30, 2021	$976	$123	$1,099

1) Other primarily reflects the allowance for credit losses associated with the Community Development Fund loans portfolio that was transferred to the Wealth Management business segment from the Institutional Securities business segment.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 15, 2021.